MAINSTAY VP SERIES FUND, INC.

                       Supplement dated February 29, 2000
                       To the Prospectus dated May 1, 1999

         Steven Tananbaum is no longer employed by MacKay Shields LLC, the investment adviser to the MainStay VP Global High Yield Corporate Bond
Portfolio. Accordingly, Mr. Tananbaum's biography which appears under the heading "The Fund and its Management - - Portfolio Managers - - Biographies" is hereby deleted in its entirety.